Exhibit 12 (c)

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway
(NYSE MKT: GLO)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE

April 30, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on April 17, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0209	22.00%
Net Realized Long-Term Capital Gain	0.0351	36.95%
Return of Capital or other Capital Source	0.0390	41.05%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0209	22.00%
Net Realized Long-Term Capital Gain	0.0351	36.95%
Return of Capital or other Capital Source	0.0390	41.05%
Total (per common share)	0.0950	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2013 through 3/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.88%
Cumulative Distribution Rate on NAV^	0.65%
Cumulative Total Return on NAV*	11.26%

Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2014**	14.71%

^ Based on the Fund’s NAV as of March 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2013 through March 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000858  4/30/2015

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway
(NYSE MKT: GLO)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE

May 30, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 30, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on May 16, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0938	98.78%
Return of Capital or other Capital Source	0.0012	1.22%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0209	11.00%
Net Realized Long-Term Capital Gain	0.1289	67.84%
Return of Capital or other Capital Source	0.0402	21.16%
Total (per common share)	0.1900	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 4/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.85%
Cumulative Distribution Rate on NAV^	1.31%
Cumulative Total Return on NAV*	-0.55%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2014**	12.84%

^ Based on the Fund’s NAV as of April 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through April 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000874  5/30/2015

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway
(NYSE MKT: GLO)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE

June 30, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 30, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on June 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0107	11.26%
Net Realized Long-Term Capital Gain	0.0843	88.74%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)	%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0316	11.09%
Net Realized Long-Term Capital Gain	0.2132	74.81%
Return of Capital or other Capital Source	0.0402	14.10%
Total (per common share)	0.2850	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 5/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.81%
Cumulative Distribution Rate on NAV^	1.95%
Cumulative Total Return on NAV*	1.22%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/30/2014**	11.04%

^ Based on the Fund’s NAV as of May 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through May 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000880  6/30/2015

Exhibit 12 (c)

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway
(NYSE MKT: GLO)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE

July 31, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on July 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0121	12.74%
Net Realized Long-Term Capital Gain	0.0829	87.26%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0437	11.50%
Net Realized Long-Term Capital Gain	0.2961	77.92%
Return of Capital or other Capital Source	0.0402	10.58%
Total (per common share)	0.3800	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 6/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.58%
Cumulative Distribution Rate on NAV^	2.53%
Cumulative Total Return on NAV*	4.53%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2014**	11.82%

^ Based on the Fund’s NAV as of June 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through June 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000892     7/31/2015

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445d
(NYSE MKT: GLO)

PRESS RELEASE

FOR IMMEDIATE RELEASE

August 29, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 29, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on August 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0306	32.21%
Return of Capital or other Capital Source	0.0644	67.79%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0437	9.20%
Net Realized Long-Term Capital Gain	0.3267	68.78%
Return of Capital or other Capital Source	0.1046	22.02%
Total (per common share)	0.4750	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 7/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.90%
Cumulative Distribution Rate on NAV^	3.31%
Cumulative Total Return on NAV*	0.69%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2014**	9.63%

^ Based on the Fund’s NAV as of July 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through July 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000898     8/29/2015

CLOUGH GLOBAL OPPORTUNITIES FUND	1290 Broadway
(NYSE MKT: GLO)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE

September 30, 2014

CLOUGH GLOBAL OPPORTUNITIES FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2014, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0950 per share to shareholders of record at the close of business on September 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0574	60.42%
Return of Capital or other Capital Source	0.0376	39.58%
Total (per common share)	0.0950	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0437	7.67%
Net Realized Long-Term Capital Gain	0.3841	67.39%
Return of Capital or other Capital Source	0.1422	24.94%
Total (per common share)	0.5700	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 8/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.76%
Cumulative Distribution Rate on NAV^	3.89%
Cumulative Total Return on NAV*	3.71%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2014**	10.02%

^ Based on the Fund’s NAV as of August 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through August 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000912     9.27.2015